UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-05537

Nicholas Money Market Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2015

Date of reporting period: 06/30/2015

Item 1. Report to Stockholders.

SEMIANNUAL REPORT
June 30, 2015

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS MONEY MARKET FUND, INC.

August 2015

Report to Fellow Shareholders:

     For the six-month period ended June 30, 2015, money market yields continued to remain at historic low levels. For well over six years, including the current semiannual period, the Federal Reserve (“Fed”) has kept its target rate between 0 and 0.25%. This has helped immure short-term investments with continuously reduced rates. An example of such is illustrated by the daily Not Seasonally Adjusted 60-Day AA Nonfinancial Commercial Paper (“C/P”) Interest Rate percentage as reported by the Fed. The 60-Day rate came in at just over 9 basis points on average during the six months ended June 30, 2015. A U.S. Department of the Treasury release showed the 3-month U.S. Treasury securities average yield at just above 2 basis points for the same period. Although the C/P rate exhibited a slight up-tick over the prior years eight basis point average, it was disappointing in that many thought there was an outside chance for a rate increase in the first half of this year. The rate hike never materialized, in part, due to a meager first quarter annualized U.S. Gross Domestic Product (“GDP”) of only 0.6%.

     As mentioned in the Fund’s 2014 annual report letter, the Securities and Exchange Commission (“SEC”) enacted additional money market reforms in July 2014 in response to the financial crisis of 2008. Money funds will be required to incorporate all the changes by October 2016. Some mutual fund complexes have already altered their mix of money funds, quite often switching to government funds to appease some of their clients. It will be interesting to see what will become of government security interest rates once all the money funds that plan to convert do so. Demand for short-term Treasury securities is already high, with added significant need that wasn’t there before, we believe rates could get squeezed even more. Nicholas Money Market is currently reviewing the implementation of the SEC rules and how we can best serve our shareholders.

     Nicholas Money Market Fund net assets increased by around $9 million from the prior year end. Nationally, after declining for much of the first quarter of 2015, money fund assets increased in the second quarter to reach around $2.6 trillion. Part of the increase can be attributed to corporations moving some of their money out of bank deposits and back into capital markets. Corporate treasurers, who often went with money funds in the past, kept much of their balances in bank deposits because the spread between the two was so minimal. This could amount to over trillions of dollars that treasurers will have to reconsider placing when rates go up. In all, investments in money funds constitute over 16% of all mutual fund assets largely because investors value their perceived stability and overall liquidity.

     The Fund is not alone within the money market universe in struggling to find yield. The six month return ended June 30, 2015 for the Fund was zero, while the average Lipper Money Market Fund Category return was one basis point.

     Returns for the Nicholas Money Market Fund and the Lipper Money Market Fund Category are provided in the chart below for the periods ended June 30, 2015.

		Average Annual
		Total Return
	6 Month	1 Year	5 Year	10 Year
Nicholas Money Market Fund, Inc	0.00%	0.00%	0.01%	1.34%
Lipper Money Market Fund Category	0.01%	0.01%	0.02%	1.26%
Fund’s Gross Expense Ratio (from 04/30/15 Prospectus): 0.52%*
Fund’s Net Expense Ratio (from 04/30/15 Prospectus): 0.18%*

*

During the current year, the Adviser agreed to voluntarily absorb annualized Fund management fees of 0.30%. The Adviser may decrease or discontinue its absorption of the Fund’s management fees at any time in its sole discretion. The Fund’s expense ratios for the period ended June 30, 2015 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses. Assumes reinvestment of dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

An investment in the Nicholas Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     As of June 30, 2015, the Fund’s weighted average maturity (“WAM”) was at 37 days up from 33 days at the start of the year. Despite the slight increase in WAM, the Fund’s duration is still low and we believe the Fund is well positioned in the event of a rate increase. The Fund’s weighted average life was 56 days.

     At period end the composition of the Funds portfolio was over 29% in U.S. government agency securities and the rest in short-term corporate notes, commercial paper and CD’s.

     The Adviser has waived management fees of approximately 28 basis points on an annual basis and has agreed to reimburse the Fund for a portion of its general expenses if necessary, to help compensate for the low interest rate environment.

     In 2015, the U.S. economy has shown steady but constrained improvement so far. GDP is estimated to be an annualized 2.3% for the second quarter after a bad first quarter. Real estate activity seems to be taking off. The unemployment rate continued to fall; down to 5.3% at June 30, 2015 from 5.6% at 2014 year-end and highs of roughly 10% in 2009. Inflation currently is very low, with the non-seasonably adjusted year-over-year number coming in at 0.1% largely due to low energy prices. But more recent data suggest broad price levels are rising and inflation is expected to accelerate. Consumer spending and personal income growth rose near the end of the period after sluggish starts.

     Global economic news isn’t as strong. Growth in economic giant China has been decelerating but could be leveling off, although a recession there is a real concern. The eurozone avoided a sticky situation as Greece is working on debt repayment plans after initially rebuking austerity, but Greece will face severe hardships for some time and the eurozone has other weak economic members. Overall, the trends are mostly positive with the U.S. leading moderate global growth.

     The Fed has stated that any rate increases will be data dependant while many market observers think it will be more market driven. The U.S. economy is improving but it is not robust and inflation is well below the Feds 2% neutral rate; yet, there have been Fed members hinting that an increase may occur as soon as September of this year. Any increases are expected to be modest and measured, most likely a quarter of a percent at a time and not after every Fed meeting. For investors who have positions in short-term high quality fixed-income securities, the sooner the better considering the lengthy and uneven burden they’ve endured in helping bring the U.S. out of the financial crisis.

     Ownership in money funds has remained strong, even during this long period of low to no interest rates. We believe investors recognize the value in perceived price stability and substantial liquidity that money funds provide as a good addition to their overall portfolios. They also can be a hedge in down bond and equity markets. Finally, after approaching seven years of near zero rates, it appears we may be entering a period of sporadic and restrained increases in short-term rates.

Thank you for your continued support.

Sincerely,

Jeffrey T. May
Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Current and future portfolio holdings are subject to risk.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives.

Please refer to the statement of net assets in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Basis Point: One hundredth of a percentage point. For example 50 basis points equals .50%.

Weighted Average Life: The asset weighted time until the securities in the portfolio mature. This measure will rely on the stated final maturity date of a security or the date on which the Fund has an unconditional right to receive payment of principal and interest.

Weighted Average Maturity: The asset weighted time until the securities in the portfolio mature. This measure will take into account maturity shortening provisions.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Securities and Exchange Commission (SEC) does not approve or disapprove of any security.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NICXX)
For a share outstanding throughout the period

	Six Months Ended
	06/30/2015			Years Ended December 31,
	(unaudited)		2014	2013	2012	2011		2010
NET ASSET VALUE,
BEGINNING OF PERIOD	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM
INVESTMENT OPERATIONS
Net investment income	—		—	—	—	.000	(1)	.001
LESS DISTRIBUTIONS
From net investment income	—		—	—	—	(.000	)(1)	(.001)
NET ASSET VALUE,
END OF PERIOD	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

TOTAL RETURN	—		—	—	—	.00	%(1)	.05%

SUPPLEMENTAL DATA:
Net assets,
end of period (millions)	$75.3		$66.3	$66.0	$64.0	$82.8		$71.6
Ratio of expenses
to average net assets	.26	%(2)	.18%	.17%	.23%	.20%		.19%
Ratio of net investment income
to average net assets	—	(2)	—	—	—	.00	%(1)	.05%

Absent reimbursement of
expenses by adviser (Note 2(a)) —
Ratio of expenses
to average net assets	.54	%(2)	.52%	.54%	.52%	.52%		.49%
Ratio of net investment loss
to average net assets	(.28	)%(2)	(.34)%	(.37)%	(.29)%	(.32)%		(.25)%

(1)	Amount rounds to $.000 or .00%.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Portfolio Maturity (As a Percentage of Portfolio)
June 30, 2015 (unaudited)

The above bar chart is based on actual days to maturity. The Fund’s minimum daily and weekly liquidity percentages, as defined by the Securities and Exchange Commission, were 17.32% and 39.27%, respectively.

Fund Expenses
For the six month period ended June 30, 2015 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	12/31/14	06/30/15	01/01/15 - 06/30/15
Actual	$1,000.00	$1,000.00	$1.29
Hypothetical	1,000.00	1,023.71	1.30
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one- half year period.

Statement of Net Assets
June 30, 2015 (unaudited)

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(b))	(Note 1(a))
COMMERCIAL PAPER — 40.80%
$1,450,000	Prudential Financial, Inc	07/01/2015	0.36%	$1,450,000
1,000,000	Stanley Black & Decker, Inc	07/01/2015	0.32%	1,000,000
1,000,000	Ralph Lauren Corporation	07/02/2015	0.27%	999,993
1,000,000	Ralph Lauren Corporation	07/02/2015	0.28%	999,992
1,001,000	Southern Company
	Funding Corporation	07/06/2015	0.25%	1,000,965
831,000	UnitedHealth Group Incorporated	07/07/2015	0.25%	830,965
500,000	Rockwell Collins, Inc	07/09/2015	0.43%	499,953
250,000	Prudential plc	07/10/2015	0.20%	249,988
1,202,000	Rockwell Collins, Inc	07/10/2015	0.49%	1,201,856
730,000	Sherwin-Williams Company (The)	07/10/2015	0.25%	729,954
576,000	Sherwin-Williams Company (The)	07/13/2015	0.23%	575,956
600,000	Stanley Black & Decker, Inc	07/13/2015	0.30%	599,940
1,000,000	UnitedHealth Group Incorporated	07/13/2015	0.26%	999,913
1,200,000	Stanley Black & Decker, Inc	07/15/2015	0.30%	1,199,861
1,138,000	V.F. Corporation	07/16/2015	0.30%	1,137,858
250,000	Prudential plc	07/20/2015	0.30%	249,960
1,000,000	Rockwell Collins, Inc	07/27/2015	0.43%	999,689
1,199,000	Prudential plc	07/31/2015	0.21%	1,198,790
780,000	V.F. Corporation	08/04/2015	0.38%	779,727
978,000	ING (U.S.) Funding LLC	08/06/2015	0.26%	977,746
472,000	Prudential plc	08/06/2015	0.25%	471,882
500,000	PNC Bank, N.A	08/07/2015	0.25%	499,872
300,000	V.F. Corporation	08/10/2015	0.36%	299,883
250,000	Rockwell Collins, Inc	08/11/2015	0.47%	249,869
500,000	Rockwell Collins, Inc	08/14/2015	0.49%	499,707
728,000	Stryker Corporation	08/18/2015	0.22%	727,786
1,250,000	V.F. Corporation	08/18/2015	0.39%	1,249,367
2,000,000	ING (U.S.) Funding LLC	08/19/2015	0.27%	1,999,265
250,000	Nordea Bank AB	08/19/2015	0.20%	249,932
2,000,000	McCormick &
	Company, Incorporated	08/25/2015	0.25%	1,999,236
369,000	Novartis Finance Corporation	09/08/2015	0.20%	368,859
1,400,000	Prudential plc	09/11/2015	0.24%	1,399,328
815,000	Honeywell International, Inc	09/21/2015	0.21%	814,610
700,000	Nordea Bank AB	10/13/2015	0.26%	699,474
1,500,000	Bank of Nova Scotia (The)	10/20/2015	0.28%	1,498,728
	TOTAL COMMERCIAL PAPER			30,710,904

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)
June 30, 2015 (unaudited)

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(b))	(Note 1(a))
CORPORATE NOTES — 29.23%
$1,000,000	General Electric
	Capital Corporation, 1.625%	07/02/2015	0.26%	$1,000,037
363,000	General Electric
	Capital Corporation, 5.00%	07/15/2015	0.26%	363,656
3,100,000	Citigroup Inc., 2.25%	08/07/2015	0.57%	3,105,384
500,000	National Australia
	Bank Limited, 1.60%	08/07/2015	0.24%	500,680
1,000,000	Georgia Power
	Company, 0.40%	08/10/2015	0.40%	1,000,375
1,750,000	PepsiCo, Inc., 0.70%	08/13/2015	0.27%	1,750,872
1,500,000	Bank of America
	Corporation, 3.70%	09/01/2015	0.59%	1,507,725
1,000,000	Coca-Cola
	Company (The), 0.2928% (a)	09/01/2015	0.25%	1,000,073
1,453,000	Southern Company (The), 2.375%	09/15/2015	0.36%	1,458,782
900,000	JPMorgan Chase & Co., 1.41% (a)	09/22/2015	0.46%	901,929
1,140,000	Westpac Banking
	Corporation, 1.125%	09/25/2015	0.29%	1,142,206
1,000,000	Bank of Nova Scotia (The), 2.05%	10/07/2015	0.35%	1,004,545
1,500,000	Bank of America Corporation, 1.50% .	10/09/2015	0.62%	1,503,514
1,750,000	ANZ New Zealand (Int’l) Limited
	London Branch, 1.85%	10/15/2015	0.35%	1,757,567
1,000,000	Bank of New York Mellon
	Corporation (The), 0.5073% (a)	10/23/2015	0.30%	1,000,636
1,500,000	American Express
	Centurion Bank, 0.7266% (a)	11/13/2015	0.38%	1,501,897
1,500,000	Volkswagen International
	Finance N.V., 1.15%	11/20/2015	0.44%	1,504,053
	TOTAL CORPORATE NOTES			22,003,931
U.S. GOVERNMENT AGENCY SECURITIES — 29.21%
1,021,00	Federal Home Loan Banks	07/06/2015	0.10%	1,020,986
250,000	Federal Home Loan Banks	07/08/2015	0.10%	249,995
100,000	Federal Home Loan Banks	07/08/2015	0.09%	99,998
450,000	Federal Home Loan Banks	07/10/2015	0.09%	449,990
1,691,000	Federal Home Loan Banks	07/10/2015	0.08%	1,690,966
1,250,000	Federal Farm Credit Banks, 0.10% (a) .	07/15/2015	0.10%	1,250,000
700,000	Federal Home Loan Banks	07/17/2015	0.09%	699,972
205,000	Freddie Mac	07/20/2015	0.08%	204,991
21,000	Fannie Mae	07/22/2015	0.10%	20,999

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)
June 30, 2015 (unaudited)

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(b))	(Note 1(a))
U.S. GOVERNMENT AGENCY SECURITIES — 29.21% (Continued)
$300,000	Federal Home Loan Banks	07/22/2015	0.08%	$299,986
2,000,000	Federal Farm Credit Banks, 0.20% (a) .	08/03/2015	0.16%	2,000,075
1,512,000	Federal Home Loan Banks	08/05/2015	0.09%	1,511,872
100,000	Federal Home Loan Banks	08/05/2015	0.10%	99,990
300,000	Federal Home Loan Banks	08/12/2015	0.10%	299,967
62,000	Freddie Mac	08/14/2015	0.10%	61,993
25,000	Fannie Mae	08/17/2015	0.10%	24,997
200,000	Federal Home Loan Banks	08/19/2015	0.10%	199,973
800,000	Fannie Mae, 0.45% (a)	08/24/2015	0.12%	800,387
470,000	Federal Home Loan Banks	08/26/2015	0.09%	469,934
500,000	Federal Home Loan Banks	09/08/2015	0.10%	499,904
625,000	Federal Home Loan Banks	09/18/2015	0.09%	624,877
1,000,000	Federal Farm Credit
	Banks, 0.145% (a)	10/01/2015	0.10%	1,000,104
4,500,000	Federal Home Loan Banks, 0.21% (a) .	10/01/2015	0.14%	4,500,739
2,500,000	Federal Farm Credit
	Banks, 0.145% (a)	11/04/2015	0.09%	2,500,432
1,400,000	Federal Farm Credit Banks, 0.21% (a) .	01/04/2016	0.17%	1,400,288
	TOTAL U.S. GOVERNMENT
	AGENCY SECURITIES			21,983,415
CERTIFICATE OF DEPOSIT — 2.66%
2,000,000	Bank of Montreal, 0.2655% (a)	07/14/2015	0.22%	2,000,032
	TOTAL
	INVESTMENTS — 101.90%			76,698,282
	DUE TO ADVISER
	(NOTE 2) — (0.02)%			(13,530)
	LIABILITIES, NET
	OF OTHER ASSETS — (1.88)%			(1,413,852)
	TOTAL NET ASSETS
	(basis of percentages
	disclosed above) — 100%			$75,270,900
	NET ASSET VALUE PER SHARE
	($0.0001 par value, 3,000,000,000
	shares authorized), offering price
	and redemption price
	($75,270,900 / 75,270,900
	shares outstanding)			$1.00

(a)	Variable rate security – interest rate subject to periodic change.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2015 (unaudited)

INCOME
Interest	$89,162

EXPENSES
Management fee	102,353
Registration fees	24,474
Audit and tax fees	12,275
Transfer agent fees	11,409
Accounting and administrative fees	8,529
Accounting system and pricing service fees	5,540
Legal fees	5,347
Directors’ fees	5,200
Printing	5,181
Postage and mailing	1,616
Custodian fees	1,612
Insurance	1,194
Other operating expenses	1,784
Total expenses before reimbursement	186,514
Reimbursement of expenses by adviser (Note 2)	(97,352)
Total expenses after reimbursement	89,162
Net investment income	$—

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2015 (unaudited)
and the year ended December 31, 2014

	Six Months
	Ended
	06/30/2015	Year Ended
	(unaudited)	12/31/2014
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued	43,520,757	60,020,216
Cost of shares redeemed	(34,516,046)	(59,783,345)
Change in net assets derived
from capital share transactions	9,004,711	236,871
Total increase in net assets	9,004,711	236,871

NET ASSETS
Beginning of period	66,266,189	66,029,318
End of period	$75,270,900	$66,266,189

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2015 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form
N-CSR for the year ended December 31, 2014.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —

Nicholas Money Market Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of the significant accounting policies of the Fund:

(a) Securities held by the Fund, which are purchased at a discount or premium, are valued utilizing the amortized cost method in accordance with Rule 2a-7 under the
1940 Act and certain conditions therein. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates, rather a security is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.
Short-term investments purchased at par are valued at cost which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in any hedging activities during the year. Investment transactions are generally accounted for on the trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability

Notes to Financial Statements (continued)
June 30, 2015 (unaudited)

based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the
Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
None	$—
Level 2 –
Certificate of Deposit	2,000,032
Commercial Paper	30,710,904
Corporate Notes	22,003,931
U.S. Government Agency Securities	21,983,415
Level 3 –
None	—
Total	$76,698,282

There were no significant transfers between levels during the period ended
June 30, 2015 and the Fund did not hold any Level 3 investments during the period.

(b) Yield to maturity is calculated at date of purchase for commercial paper and other fixed rate securities. For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

(c) The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and purchases investments which have maturities of 397 days or less. As of June
30, 2015, the Fund’s dollar-weighted average portfolio maturity was 37 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute all of its net investment income and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued)
June 30, 2015 (unaudited)

The character of distributions made during the year from net investment income for financial reporting purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Dividends, if any, from net investment income of the Fund are accrued daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Any short-term capital gain distributions are included in ordinary income for tax purposes. The Fund had no distributions of ordinary income during the six month period ended June 30, 2015 or the year ended December 31, 2014. There are no differences between the total cost of securities for financial reporting purposes and federal income tax purposes as of June 30, 2015.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2015. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended
June 30, 2015. At June 30, 2015, the fiscal years 2011 through 2014 remain open to examination in the Fund’s major tax jurisdictions.

(e) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(f) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(g) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Net Assets of
June 30, 2015. There have been no significant subsequent events since June 30, 2015 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.30% of the average net asset value of the Fund. The Adviser has voluntarily waived management fees of $97,352 for the period ended June 30, 2015. The Fund owes the Adviser $5,001 in management fees for the period ended June 30, 2015. The Adviser also may reimburse the Fund if total operating expenses (other than the management fee)
incurred by the Fund exceed 0.50% of the average net assets for the year. No such reimbursements were made under this provision in fiscal 2015.

Notes to Financial Statements (continued)
June 30, 2015 (unaudited)

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services. The Fund owes the Adviser $8,529 for accounting and administrative fees for the period ended June 30, 2015.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,927 for the period ended June 30, 2015 for legal services rendered by this law firm.

Approval of Investment Advisory Contract
(unaudited)

In January 2015, the Board of Directors of the Fund renewed the one-year term of the
Investment Advisory Agreement by and between the Fund and the Adviser. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the
Adviser or adopted by the Board. For the fiscal year ended December 31, 2014, the management fee was 0.30% and the Fund’s total expense ratio absent reimbursement by the
Adviser (including the management fee) was 0.52%. In renewing the Investment Advisory
Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the
Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser.
Specifically, the Board noted that the Fund performed in the upper eighty-sixth, ninety-first, forty-third and thirty-third percent of its category for the 1-, 3-, 5- and 10-year periods ended
December 31, 2014, respectively, and the upper eighty-sixth, seventy-fifth and seventy-sixth percent for the calendar years 2014, 2013 and 2012, respectively, within the money market funds in the Lipper, Inc. universe.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds.
The Board reviewed the actual relative short-term and long-term performance of the Fund.
The Board agreed that the Fund demonstrated consistent performance with respect to comparable funds. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection from the relationship with the
Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling
800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional
Information, which can be found on the SEC’s website, www.sec.gov. A record of how the
Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)

     Nicholas Money Market Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Notes

Directors and Officers
ALBERT O. NICHOLAS, President and Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

DAVID O. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

LYNN S. NICHOLAS, Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Money Market Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: August 28, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: August 28, 2015

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: August 28, 2015